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                                                               EXHIBIT 10.12(b)


                     THIRD AMENDMENT TO ACCOUNTS RECEIVABLE
                                 LOAN AGREEMENT


         This Third Amendment to Accounts Receivable Loan Agreement is entered into as of September 17, 1996, by and between UNI-STAR INDUSTRIES, INC. , a Delaware corporation ("Borrower") and CITY NATIONAL BANK, a national banking association ("CNB").


                                    RECITALS

         A. Borrower and CNB are parties to that certain Accounts Receivable Loan Agreement, dated as of August 30, 1995, as amended by that certain First Amendment to Accounts Receivable Loan Agreement dated as of October 27, 1995, and as amended by that certain Second Amendment to Accounts Receivable Loan Agreement dated as of March 20, 1996 (together, the Loan Agreement).

         B. Borrower and CNB desire to supplement and amend the Loan Agreement as hereinafter set forth.

         NOW,  THEREFORE, the parties agree as follows:

1. DEFINITIONS. Capitalized terms used in this Amendment without definition shall have the meanings set forth in the Loan Agreement.

2.       AMENDMENTS.  The Loan Agreement is amended as follows:

         2.1     Section 1.31 is amended in its entirety to provide as follows:

                 "1.31    'SUBORDINATED DEBT'  shall mean Debt of Borrower or
                 any Subsidiary the repayment of principal and interest of which is subordinated, on terms satisfactory to CNB, to the Obligations. The holder of Subordinated Debt as of the date of this Agreement is ALPHA TECHNOLOGIES GROUP, INC., a Delaware corporation."

         2.2 Section 1.36 is amended by deleting the date "August 31, 1996", and inserting in its place and stead the date "April 30, 1997".

         2.3 Section 6.11 is amended in its entirety to provide as follows:

                 "6.11  FINANCIAL TESTS.  Borrower shall maintain:

                                  6.11.1  Tangible New Worth plus Subordinated
                 Debt of not less than $5,500,000.00;

                                  6.11.2   A ratio of Total Senior Liabilities
                 to Tangible Net Worth plus Subordinated Debt of not more than
                 1.25 to 1;

                                  6.11.3 A ratio of Cash Flow from Operations to Debt Service of not less than 1.50 to 1;

                                  6.11.4   Current Assets less Current
                 Liabilities of not less than $3,000,000.00; and
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                                  6.11.5   A ratio of Current Assets to Current
                 Liabilities of not less than 1.65 to 1."

         2.4 Section 9.1.12 is amended in its entirety to provide as follows:

                 "9.1.12   ATG controls at least eighty percent (80%) of the
                 stock of Borrower."

         2.5 Section 10.5 NOTICES (Borrower) is amended by deleting "Attention: Neal Castleman, President" and inserting in its place and stead "Attention: Ernest Hartland, President".

3. CONDITIONS PRECEDENT. This Amendment shall become effective upon the fulfillment of all of the following conditions to CNB's satisfaction:

         3.1 CNB shall have received this Amendment duly executed by Borrower; and

         3.2 CNB shall have received a pro-rated Facility Fee for the period August 31, 1996 through April 30, 1997 equal to $3,330.00.

4. EXISTING AGREEMENT. Except as expressly amended herein, the Loan Agreement shall remain in full force and effect, and in all other respects is affirmed.

5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

6. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be construed in accordance with, and governed by the laws of the State of California.


         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

"Borrower"                       UNI-STAR INDUSTRIES, INC., a
                                 Delaware Corporation

                                 By:/s/ Ernest Hartland
                                    ----------------------------
                                      Ernest Hartland, President


"CNB"                            CITY NATIONAL BANK, a national
                                  banking association


                                 By:/s/ Philliip C. Goessler
                                    ----------------------------
                                      Phillip C. Goessler,
                                      Vice President